EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PAID, INC. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in their capacities as CEO and CFO of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allan Pratt
Allan Pratt, CEO

/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CFO

May 15, 2018